----------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                                  June 17, 1998


                        American Residential Eagle, Inc.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)



    Delaware                       333-47311                  33-0787975
----------------------------  ----------------             ------------------
(State or Other Jurisdiction     (Commission                (I.R.S. Employer
    of Incorporation)            File Number)              Identification No.)

  445 Marine View
 Avenue, Suite 100
 Del Mar, California                                              92014
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(Address of Principal                                           (Zip Code)
  Executive Offices)


       Registrant's telephone number, including area code: (619) 359-6082

                                    No Change
                       ----------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         A. The Registrant registered issuances of American Residential Eagle, Inc. Mortgage-Backed Securities (including Collateralized Mortgage Bonds and Mortgage-Backed Certificates) on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3/S-11 (Registration File No. 333-47311) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $422,092,000 in aggregate principal amount of Class A-1, ClassA-2 and Class M-1 of its American Residential Eagle Certificate Trust 1998-1 Mortgage-Backed Callable Certificates, Series 1998-1 (the "Registered Certificates") on June 17, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 5, 1998, as supplemented by the Prospectus Supplement dated June 15, 1998 (the "Prospectus Supplement"), to file a copy of (i) the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Registered Certificates, a form of which, in certain cases, was filed as an exhibit to the Registration Statement and (ii) the final Mortgage Pool underlying the Certificates.

         The Registered Certificates, together with certain privately offered certificates of the same series (collectively, the "Certificates"), were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as
Exhibit 4.1, dated as of June 1, 1998, among American Residential Eagle, Inc., as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee. The Registered Certificates consist of the following classes: Class A-1, Class A-2 and Class M-1. The Certificates evidence all the beneficial ownership interest in a trust fund that consists of a single Collaterized Callable Mortgage Bond (the "Underlying Bond") issued by American Residential Eagle Bond Trust 1998-1. The Underlying Bond is secured by a pool of conventional, adjustable rate mortgage loans secured by first liens on one-to four-family residential properties with an aggregate outstanding principal balance of $463,075,879.91 as of May 1, 1998, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

                  Item 7. Financial Statements; Pro Forma Financial Information and Exhibits

         (a)       Not applicable.

         (b)       Not applicable.

         (c)      Exhibits:

                                   *1.1 Underwriting Agreement, dated as of June 11, 1998, among American Residential Eagle, Inc., American Residential Investment Trust, Inc. ("AmREIT") and Lehman Brothers Inc.

                                   *1.2 Terms Agreement, dated as of June 11, 1998, among American Residential Eagle, Inc., AmREIT and Lehman Brothers Inc.

                                   ** 4.1 Trust Agreement, dated as of June 1, 1998, among American Residential Eagle, Inc., as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank, as Certificate Trustee.

                                   ** 4.2 Indenture, dated June 1, 1998, between American Residential Eagle Bond Trust 1998-1, as Issuer, and First Union National Bank, as Indenture Trustee.

                                   *4.3  Deposit  Trust  Agreement,  dated as of
                                   June 1, 1998, between American Residential Eagle, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

                                   *99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 1998, among AmREIT, as Manager, American Residential Eagle, Inc., as Depositor, and American Residential Eagle Bond Trust 1998-1, as Issuer.

                                   *99.2 Servicing Agreement, dated as of December 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Ocwen Federal Bank FSB, as Special Servicer.

                                   *99.3 Reconstituted Special Servicing Agreement, dated as of June 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., AmREIT and Ocwen Federal Bank FSB, as Special Servicer.

                                   *99.4 Flow Servicing Agreement, dated as of September 1, 1997, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., and Aurora Loan Services Inc., as Servicer.

                                   *99.5 Reconstituted Servicing Agreement, dated as of June 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., AmREIT and Aurora Loan Services Inc., as Servicer.

                                   *99.6 Management Agreement, dated as of June 1, 1998, between AmREIT, as Manager, and American Residential Eagle Bond Trust 1998-1, as the Issuer.

                                   *99.7 Master Servicing Agreement, dated as of June 1, 1998, among American Residential Eagle Bond Trust, 1998-1, as Issuer, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

                                   *99.8 Final Mortgage Loan Schedule.

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*    Previously filed with the Registrant's  Form 8-K dated June 17, 1998, filed with the Commission on July 2, 1998.
** Document originally filed with the Registrant's Form 8-K dated June 17, 1998, filed with the Commission on July 2, 1998. The document is now being re-filed to reflect the correction of certain clerical errors.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                AMERICAN RESIDENTIAL EAGLE, INC.



                                 By: /s/ Jay M. Fuller
                                     -------------------------------
                                     Name:  Jay M. Fuller
                                     Title: President

Dated:

EXHIBIT INDEX



Exhibit No.  Description                                              Page No.
-----------  -----------                                              --------

*1.1 Underwriting Agreement, dated as of June 11, 1998, among American Residential Eagle, Inc., American Residential Investment Trust, Inc. ("AmREIT") and Lehman Brothers Inc.

*1.2 Terms Agreement, dated as of June 11, 1998, among American Residential Eagle, Inc., AmREIT and Lehman Brothers Inc.

**4.1 Trust Agreement, dated as of June 1, 1998, among American Residential Eagle, Inc., as Depositor, Norwest Bank Minnesota, National Association, as Master Servicer, and First Union National Bank, as Certificate Trustee.

**4.2 Indenture, dated June 1, 1998, between American Residential Eagle Bond Trust 1998-1, as Issuer and First Union National Bank, as Indenture Trustee.

*4.3 Deposit Trust Agreement, dated as of June 1, 1998, between American Residential Eagle, Inc., as Depositor, and Wilmington Trust Company, as Owner Trustee.

*99.1 Mortgage Loan Purchase Agreement, dated as of June 1, 1998, among AmREIT, as Manager, American Residential Eagle, Inc., as Depositor, and American Residential Eagle Bond Trust 1998-1, as Issuer.

*99.2        Servicing  Agreement,  dated as of  December  1,
             1997,  between  Lehman  Capital,  A Division  of
             Lehman Brothers Holdings Inc., and Ocwen Federal
             Bank FSB, as Special Servicer.

*99.3 Reconstituted Special Servicing Agreement, dated as of June 1, 1998, among Lehman Capital, A Division of Lehman Brothers Holdings Inc., AmREIT and Ocwen Federal Bank FSB, as Special Servicer

*99.4        Flow Servicing Agreement,  dated as of September
             1, 1997,  between Lehman Capital,  A Division of
             Lehman  Brothers  Holdings Inc., and Aurora Loan
             Services Inc., as Servicer.

*99.5 Servicing Agreement, dated as of June 1, 1998, among Lehman Capital, A Division of Lehman
             Brothers  Holdings Inc.,  AmREIT and Aurora Loan
             Services Inc., as Servicer.

*99.6        Management Agreement,  dated as of June 1, 1998,
             between   AmREIT,   as  Manager,   and  American
             Residential  Eagle  Bond  Trust  1998-1,  as the
             Issuer.

*99.7 Master Servicing Agreement, dated as of June 1, 1998, among American Residential Eagle Bond
             Trust, 1998-1, as Issuer, Norwest Bank Minnesota, National Association, as Master Servicer and First Union National Bank, as Trustee.

*99.8        Final Mortgage Loan Schedule

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*    Previously filed with the Registrant's  Form 8-K dated June 17, 1998, filed with the Commission on July 2, 1998.
** Document originally filed with the Registrant's Form 8-K dated June 17, 1998, filed with the Commission on July 2, 1998. The document is now being re-filed to reflect the correction of certain clerical errors.